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                                                                    EXHIBIT 10.5

THE NOTE OFFERED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND HAS NOT BEEN QUALIFIED UNDER THE SECURITIES LAWS OF ANY OTHER STATE. THE NOTE CANNOT BE SOLD OR TRANSFERRED WITHOUT SUCH REGISTRATION OR QUALIFICATION UNLESS AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS THEN AVAILABLE.


                          CONVERTIBLE PROMISSORY NOTE
                          ---------------------------

$1,731,919.60                                      March 1, 2000
                                                   Orlando, Florida

     FOR VALUE RECEIVED, the undersigned, HOLIDAY RV SUPERSTORES, INC., a Delaware corporation ("Holiday RV") promises to pay to the order of ERNEST
                       ----------
DAVIS, JR. and LORI A. DAVIS (the "Holder"), or order, at 334 Old Grandview
                                   ------
Road, Beaver, West Virginia 25813, or at such other address as the Holder designates, the principal sum of ONE MILLION SEVEN HUNDRED THIRTY ONE THOUSAND NINE HUNDRED NINETEEN AND 60/100THS DOLLARS ($1,731,919.60), together with interest as described below, on or before three (3) years from the date hereof (the "Maturity Date").
      -------------

     1.   PAYMENTS AND INTEREST.
          ---------------------

          1.1  Interest Payments.  Holiday RV shall pay the interest on this
               -----------------
Note in arrears, quarterly commencing on the fifteenth (15th) day following each fiscal quarter of Holiday RV.

          1.2  Computation.  Each payment shall be credited first to interest
               -----------
which became due during the quarter for which payment is being made. Interest will be computed on the basis of a 360-day year and a 30-day month. If any sum has not been paid when due, interest shall accrue upon that unpaid sum from its due date until paid without extending such due date or waiving the default.

          1.3  Interest Rate.  This Note shall bear interest at Seven and one-
               -------------
half Percent (7.5%) per annum on the outstanding principal balance.

          1.4  Principal Payments.  The principal amount of this Note shall be
               ------------------
payable on or before the Maturity Date.

     2.   SECURITY.  This Note is unsecured.
          --------

     3.   ATTORNEYS' FEES.  Holiday RV agrees to pay the following costs,
          ---------------
expenses, and attorneys' fees paid or incurred by the Holder, or adjudged by a court: (i) reasonable costs of
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collection, costs, and expenses, and attorneys' fees paid or incurred in connection with the collection or enforcement of this Note, whether or not suit is filed; and (ii) costs of suit and such sum as the court may adjudge as attorneys' fees in any action to enforce payment of this Note or any part of it.

     4.   BALLOON PAYMENT. THE TERMS OF THIS NOTE CONTAIN A BALLOON PAYMENT.
          ---------------

     5.   SEVERABILITY.  If any provision of this Note is invalid by operation
          ------------
of any law or interpretation placed thereon by any court, this Note shall be construed as not containing such provision and all other provisions of this Note which are otherwise lawful shall remain in full force and effect, and to this end the provisions of this Note are declared to be severable.

     6.   GOVERNING LAW.  This Note shall be governed by and construed in
          -------------
accordance with the laws of the State of Florida as those laws are applied to written contracts between residents of such jurisdiction to be performed within such jurisdiction.

     7.   ASSIGNMENT.   The Holder shall have the right to sell, assign, or
          ----------
otherwise transfer, either in part or in its entirety, this Note, and any other instrument evidencing or securing the indebtedness of this Note, without Holiday RV's consent. Such transferee or transferees shall be deemed to be entitled, as to Holiday RV, to be treated in all favorable respects as a holder or holders in due course.

     8.   FORBEARANCE NOT A WAIVER.  No delay or omission on the part of the
          ------------------------
Holder in exercising any rights under this Note, on default by Holiday RV, shall operate as a waiver of such right or of any other right under this Note or other agreements, for the same default or any other default.

     9.   MANNER OF NOTIFICATION.  Any notice to Holiday RV provided for in this
          ----------------------
Note shall be given by personal delivery or by mailing such notice by first class or certified mail, return receipt requested, addressed to Holiday RV at the address stated below, or to such other address as Holiday RV may designate by written notice to the Holder. Any notice to the Holder shall be given by personal delivery or by mailing such notice by first class or certified mail, return receipt requested, to the Holder at the address stated in the first paragraph of this Note, or at such other address as may have been designated by written notice to Holiday RV. Mailed notices shall be deemed delivered and received on the delivery date as shown on the postal return receipt or the receipt furnished by an independent courier service, and any notices transmitted by confirmed facsimile transmission will be deemed delivered and received as of the date of the transmission.

     10.  OPTIONAL CONVERSION OF NOTE. This Note, including principal and
          ---------------------------
interest, may be converted, in part or in whole, at the Holder's option, into fully paid Common Stock at any time on the earlier of the following: (i) within ten (10) days' of receipt of written notice by Holiday RV of its intention to prepay this Note, in whole or in part (to the extent of the amount of prepayment), or (ii) after two (2) years from the date of this Note. The number of shares of

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Common Stock into which this Note may be converted (the "Conversion Shares")
                                                         ---------- ------
shall be determined by dividing the aggregate principal amount by the Conversion Price (as set forth below) in effect at the time of such conversion. At the time of any conversion, all accumulated and unpaid interest on the principal amount converted will be paid to the Holder. The Conversion Price shall be SEVEN AND 50/100THS DOLLARS ($7.50) per share.

          10.1 Conversion Procedure; Notice of Conversion.  Before the Holder
               ------------------------------------------
shall be entitled to convert this Note into shares of the Common Stock, it shall surrender this Note at the office of Holiday RV and shall give written notice by mail, postage prepaid, to Holiday RV at its principal corporate office, of the election to convert the same. Holiday RV shall, as soon as practicable thereafter, issue and deliver by mail to the Holder a certificate or certificates for the number of shares of the Common Stock to which the Holder shall be entitled as aforesaid (bearing such legends as are required by applicable state and federal securities laws in the opinion of counsel to Holiday RV), together with any other securities to which the Holder is entitled upon such conversion under the terms of this Note, including a check payable to the Holder for any cash amounts payable as described in Section 10.3. Such
                                                        ------------
conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of this Note, and the Holder shall be treated for all purposes as the record holder or holders of such shares of the Common Stock as of such date. Holiday RV will forthwith reissue a new Note to the Holder for the balance of the Note not converted, if any. In connection therewith, the Holder will execute an Investment Agreement provided by Holiday RV to assure Holiday RV's compliance with State and Federal securities laws.

          10.2 Delivery of Stock Certificates.  As promptly as practicable after
               ------------------------------
the conversion of this Note, Holiday RV at its expense will issue and deliver to the Holder a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.

          10.3 Mechanics and Effect of Conversion.  No fractional shares of the
               ----------------------------------
Common Stock shall be issued upon conversion of this Note.  In lieu of Holiday
RV issuing any fractional shares to the Holder upon the conversion of this Note, Holiday RV shall pay to the Holder the amount of outstanding principal that is not so converted because of a fractional share, such payment to be in the form as provided below.  Upon the conversion of this Note pursuant to this Section
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10, the Holder shall surrender this Note, duly endorsed, at the principal office
--
of Holiday RV. At its expense, Holiday RV shall, as soon as practicable thereafter, issue and deliver to such Holder by mail a certificate or certificates for the number of shares of the Common Stock to which the Holder shall be entitled upon such conversion. Upon conversion of this Note, Holiday
RV shall be forever released from all of its obligations and liabilities under this Note (or the portion thereof converted if less than the entire principal amount is converted), except that Holiday RV shall be obligated to pay the Holder, within ten (10) days after the date of such conversion, any interest accrued and unpaid or unconverted to and including the date of such conversion, and will reissue a new Note to the Holder in the same form as this Note to represent the portion of this Note not so converted by the Holder, or to pay the balance of the Note in cash at the option of Holiday RV.

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          10.4 Conversion Price Adjustments.
               ----------------------------

               10.4.1    Adjustment for Stock Splits, Stock Dividends, and Sub-
                         -----------------------------------------------------
divisions.  In the event Holiday RV should at any time, or from time to time
---------
after the date of issuance hereof, fix a record date for the effectuation of a split or subdivision of the outstanding shares of the Common Stock or the determination of holders of the Common Stock entitled to receive a dividend or other distribution payable in additional shares of the Common Stock, or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly additional shares of the Common Stock (hereinafter referred to as the "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of the Common Stock (or the Common Stock Equivalents issuable upon conversion or exercise thereof) then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price shall be appropriately decreased so that the number of shares of the Common Stock issuable upon conversion of this Note shall be increased in proportion to such increase of outstanding shares.

               10.4.2    Adjustments for Reverse Stock Splits.  If the number of
                         ------------------------------------
shares of the Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of the Common Stock then, following the record date of such combination, the Conversion Price shall be appropriately increased so that the number of shares of the Common Stock issuable on conversion hereof shall be decreased in proportion to such decrease in outstanding shares.


               10.4.3    Notices of Record Date, Etc.  In the event of:
                         ----------------------------

                         (a) Any making by Holiday RV of a record of the holders of any class of securities of Holiday RV for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class of any other securities or property, or to receive any other right; or

                         (b) Any voluntary or involuntary dissolution, liquidation or winding up of Holiday RV.

     Holiday RV will mail to the Holder at least ten (10) days prior to the earliest date specified therein, a notice specifying:

                             (i) The date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and

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                             (ii) The date on which any such reorganization,
     reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up is expected to become effective and the record date for determining shareholders entitled to vote thereon.

          10.5 Reservation of Stock Issuable Under Conversion.  Holiday RV shall
               ----------------------------------------------
at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of this Note, such number of its shares of Common Stock as shall, from time to time, be sufficient to effect the conversion of this Note in its entirety; and if at any time the number of authorized but unissued shares of the Common Stock, for issuance on conversion of such Common Stock shall not be sufficient to effect the conversion of the entire outstanding principal amount of this Note, in addition to such other remedies as shall be available to the holder of this Note, Holiday RV will use its best efforts to take such corporate actions as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. In the event Holiday RV is unable or unwilling to provide the Common Shares within thirty (30) days of the notice provided in Section 10.1
                                                                    ------------
above, the Holder may demand payment by Holiday RV of the difference between the Conversion Price and the closing price on the last trading day immediately preceding the date of the notice in Section 10.1 above, in which case the Holder
                                    ------------
shall not be entitled to receive the Shares.

     11.  SET-OFF.  Holiday RV may set-off against principal and interest due
          -------
hereunder any amounts due to Holiday RV from the Holder (including any adjustment to the Purchase Price) pursuant to the Stock Purchase Agreement dated March 1, 2000.

     12.  HEADING; REFERENCES.   All headings used herein are used for
          -------------------
convenience only and shall not be used to construe or interpret this Note. Except where otherwise indicated, all references herein to Sections refer to Sections hereof.

                           (Signatures on next page)

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                           Holiday RV:

                           HOLIDAY RV SUPERSTORES, INC.


                           By:_______________________________
                                Name:   Ronald Huneycutt
                                Title:  President

                           Address
                           -------
                           7851 Greenbriar Parkway
                           Orlando, FL 32819

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                             NOTICE OF CONVERSION
                 (To be signed only upon Conversion of Note)]


TO:  _____________________________


     The undersigned, the holder of the foregoing Note, hereby surrenders such Note for conversion into shares of the Common Stock of HOLIDAY RV SUPERSTORES, INC., a Florida corporation, to the extent of ________________________________ DOLLARS ($__________) unpaid principal amount of such Note, and requests that the certificates for such shares be issued in the name of, and delivered to, __________________________ whose address is __________________________________, and to deliver a new Note in the amount of ____________________________ DOLLARS ($__________) to the extent the foregoing Note is not fully converted.


Dated: ____________________



                           _________________________________
                           (Signature must conform in all
                           respects to name of Holder as
                           specified on the face of the Note)


                           Address:

                           _________________________________

                           _________________________________

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